United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 24, 2004

Date of Report

OAK RIDGE MICRO-ENERGY, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	0000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

275 Midway Lane

Oak Ridge, Tennessee  37830

(Address of Principal Executive Offices)

(801) 556-9928

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

 See Item 8.01.

Item 8.01  Other Events

On July 26, 2007, Oak Ridge Micro-Energy, Inc., (the “Company”) settled its lawsuit against Timothy Rock, Andrew Goodell, Water & Gold, Inc. and Jeffery Kohutka, (the “Defendants”), which was commenced on August 27, 2004, resulting in all shares that were subject to the preliminary injunction to be immediately returned to the Company.  The Company and the Defendants also compromised all claims each had against the other; and the earlier orders finding violations by the Defendants of applicable securities laws, rules or regulations were vacated.  See the Company’s initial 8-K Current Report dated December 22, 2004, which was filed with the Securities and Exchange Commission on January 6, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Exhibit Description

   99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE MICRO-ENERGY, INC.

Date:	July 26, 2007	By:	/s/ Mark Meriwether
Mark Meriwether
President, Secretary and Director

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